SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            Form 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  October 8, 2003

                   Comtex News Network, Inc.
     (Exact name of registrant as specified in its charter)

    Delaware                0-10541         13-3055012
(State  or
 other jurisdiction    (SEC File Number)  (I.R.S.  Employer
 of incorporation)                        Identification No.)


Registrant's telephone number, including area code:    (703) 820-2000


                         Not Applicable
 (Former name or former address, if changed since last report)

Item 4.   Change in Registrant's Certifying Accountant

          (a) On October 8, 2003, Ernst & Young LLP ("E&Y") resigned as the outside independent auditor for the
     Registrant. The Registrant has engaged Goldstein Golub Kessler, LLP ("GGK") as its new independent auditor, effective October 14, 2003.

          E&Y's reports on the consolidated financial statements of the Registrant for the past two fiscal years ended June 30, 2003 and June 30, 2002 did not contain adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of E&Y on Registrant's financial statements for the fiscal year ended June 30, 2003 indicated there was substantial doubt regarding Registrant's ability to continue as a going concern. GGK has been engaged to audit the consolidated financial statements of the Registrant as of and for the year ending June 30, 2004. The engagement of GGK was approved by the Registrant's Audit Committee.

          During  the  two  years ended June  30,  2003  and  the
     interim period through the date of this Report, the Registrant had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

          The Registrant has provided E&Y a copy of the disclosures contained in this Report, which was received by E&Y on the date of this Report. The Registrant has requested E&Y to furnish the Registrant with a letter in response to Item 304(a) of Regulation S-K. Such letter is included in this Report as Exhibit 16.1.

          (b) GGK was engaged by the Registrant on October 14, 2003 to audit the consolidated financial statements of the Registrant as of and for the year ending June 30, 2004. During the two years ended June 30, 2003 and the subsequent interim period through the date of this Report, the Registrant did not consult with GGK regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.


Item 7.   Financial Statements and Exhibits

     Exhibits

     Exhibit Number      Exhibit Description

        16.1             Letter of Ernst &  Young
                         LLP   regarding  change  in   certifying
                         accountant

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   COMTEX NEWS NETWORK, INC.


DATE:  October 14, 2003            By:  /s/ Stephen W. Ellis
                                   Stephen W. Ellis
                                   Chairman  and Chief  Executive
                                   Officer

EXHIBIT 16.1

               [letterhead of Ernst & Young, LLP]

October 14, 2003

Securities and Exchange Commission
450 Fifth St., N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4 of the Form 8-K dated October 14, 2003 of Comtex News Network, Inc. and are in agreement with the statements contained in the first sentence of paragraphs 1 and 2, and the statements in paragraphs 3, 4, and 5. We have no basis to agree or disagree with other statements of the Registrant contained therein.



/s/ Ernst & Young, LLP